Retirement Benefits Plan	6 Months Ended
Jun. 30, 2025
Employee benefits [Abstract]
Retirement Benefits Plan
21.
RETIREMENT BENEFITS PLAN

The employees employed by the Zhejiang Crownmab Biotech Co. Ltd, PRC subsidiary are members of the state-managed retirement benefits scheme operated by the PRC government. The PRC subsidiary is required to contribute a certain percentage of their payroll to the retirement benefits scheme to fund the benefits. The only obligation of the Group with respect to the retirement benefits scheme is to make the required contributions under the scheme.

The Group maintains multiple qualified contributory saving plans as allowed under Section 401(k) of the Internal Revenue Code in the United States. These plans are defined contribution plans covering employees employed in the United States and provide for voluntary contributions by employees, subject to certain limits. The contributions are made by both the employees and the employer. The employees’ contributions are primarily based on specified dollar amounts or percentages of employee compensation.

The total cost charged to profit or loss of $290 thousand and $36 thousand, respectively represents contributions paid or payable to the above schemes by the Group for the six months ended June 30, 2024 and 2025.

At the end of each reporting period, there were no forfeited contributions which arose upon employees leaving the schemes prior to their interests in the Group’s contribution becoming fully vested and which are available to reduce the contributions payable by the Group in future years.